Exhibit 1.1

        Industry Canada         Industrie Canada

Certificate	Certificat
of Incorporation	de constitution

Canada Business	Loi regissant les societes
Corporations Act	par actions de regime federal

3059219 CANADA INC. Name of corporation-Denomination de la societe	305921-9 Corporation number-Numero de la societe

I hereby certify that the above-named	Je certifie que la societe susmentionnee,
corporation, the articles of incorporation of	dont les statuts constitutifs sont joints,
which are attached, was incorporated	a ete constituee en societe en vertu de la Loi
under the Canada Business Corporations Act.	regissant les sociat&s par actions de regime federal.

/s/ Director - Directeur	August 11, 1994/le 11 aoitit 1994 Date of Incorporation - Date de constitution

Consumer and	Consommation et	FORM 1	FORMULE 1
Corporate Affairs Canada	Affaires commerciales Canada	ARTICLES OF INCORPORATION	STATUTS CONSTITUTIFS
		(SECTION 6)	(ARTICLE 6)
Canada Business	Loi regissant les societes
Corporations Act	par actions de regime federal

1. Name of corporation		Denomination de la societe
3059219 CANADA INC.

2. The place in Canada where the registered office is to be situated		Lieu au Canada ou doit titre situe Is siege social
Region Metropolitaine de Montreal, province de Quebec.

3. The classes and any maximum number of shares that the corporation is authorized to issue		Categories et tout nombre maximal d'actions que la societe est autorisee a emettre
Un nombre illimite d'actions ordinaires.

4. Restrictions, if any, on share transfers		Restrictions sur Is transfert des actions, s'il y a lieu
s/o

5. Number (or minimum and maximum number) of directors		Nombre (ou Hombre minimal et maximal) d'administrateurs
Minimum: 3 - Maximum: 10

6. Restrictions, If any, on business the corporation may carry on		Limites imposees a I'activite commerciale de la societe, s'il y a lieu

s/o

7. Other provisions, if any		Autres dispositions, s'il y a lieu
Le Supplement 1 ci-joint fait partie integrante de la presente formule.

8. Incorporators - Fondateurs

Name(s) - Nom(s)	Address (including postal code) Adress (inclure la code postal)	Signature
Michelle Niding	67, Ronchamp Lorraine, Quebec J6Z 3G4	/s/

FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULEMENT CORPORATION NO. DE LA SOCIETE 305921		Filed- Deposee Aug 15 1994

753Q-21' 1396 (01-93) 46

		FORM 3	FORMULE 3
Industry Canada	Industrie Canada	NOTICE.OF REGISTERED OFFICE	AVIS DE DESIGNATION
		OR NOTICE OF CHANGE	OU DE:'CHANGEMENT
Canada Business	Loi regissant les societes	OF REGISTERED OFFICE	DU SIEGE SOCIAL
Corporations Act	par actions de regime federal	(SECTION 19)	(ARTICLE 19)

1. Name of corporation - Denomination de la societe		2. Corporation No. - No de la societe
Region Metropolitaine de Montreal, province de Quebec.
3059219 CANADA INC.
3. Place in Canada where the registered officeis situated		Lieu au Canada ou est situe le siege social

Region Metropolitaine de Montreal, province de Quebec.
[STAMP AND SIGNATURE]

4. Address of registered office Adresse du siege social		adresse du siege social

320, boul. Industriel Bureau 16 St-Eustache, Quebec J7R 5R4

CAUTION: Address of registered office must be within place specified in articles, otherwise an amendment is required (Form 4) in addition to this form AVIS : L'adresse du siege social dolt se situer el'interieur des Ilmites du lieu indique dads les statuts. Sinon, une modification est ruise (formula 4)

5. Effective date of change Date d'entree en vigueur du changement 5/0	Date d'entree en vigueur du changement 5/0
s/o
6. Previous address of registered office	Adresse precedente du siege social
s/o

Date aout 1994	Signature	Title - Titre Fondateur Filed Deposee
/s/

7530-21-936-1386 109-931

		FORM 6	FORMULE 6
Industry and Science	Industrie et Sciences	'NOTICE OF DIRECTORS	LISTS. DES ADM INISTRATEURS
Canada	Canada	OR NOTICE OF CHANGE	OU AVIS. DE CHANGEMENT
Canada Business	Loi regissant les societes	OF DIRECTORS	DES ADM I NISTRATEURS
Corporations Act	per actions de regime federal	(SECTIONS 106 and 113)	(ARTICLES 106 of 113)
1. Name of corporation - Denomination dei la societe		2. Corporation No. - N° de la societe
3059219 CANADA INC.

3. The following persons became directors of this corporation			Les personnes suivantes sont devenues administrateurs de la presente societe
Name Nom	Effective date Date d'entree en vlgueur :	Residential address - Adresse domiciliaire	Occupation	Resident Canadian -.YIN Resident canadlen - OIN
Richard Arcand		6375, Pelletier Laval, Quebec H7H 2R1	Homme d'affaires	Oui
Guy Morissette		316, 8e Avenue Ste-Marthe-sur-le-Lac, Quebec	Somme d'affaires	Oui
Rend Branchaud		13780, Cherrier JON 1PO Montreal, Quebec H1A 1A7i	Avocat	Oui
4. The following persons ceased to be directors of this corporation Les personnes suivantes sont devenues administrateurs de la presente societe
Name Nom	Effective date Date d'entree en vlgueur :	Residential address - Adresse domiciliaire

[STAMP AND SIGNATURE]

5. The directors of this corporation now are Les administrateurs de la presente societe sont maintenant
Name Nom	Residential address - Adresse domiciliaire	Occupation	Resident Canadian -.YIN Resident canadlen - OIN

Date 11 aout 1994	Signature	Title - Titre Fondateur Filed Deposee
/s/

7530-21-936-1386 109-931